Exhibit  32.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Elena Pochapski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Siberian Energy Group Inc. on Form 10-QSB for the quarterly period ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Siberian Energy Group Inc.

                                   By:/s/  Elena  Pochapski
                                   --------------------------
                                   Elena  Pochapski
                                   Principal  Financial  Officer
August 11,  2006